SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             September 19, 2002
              Date of Report (Date of Earliest Event Reported)


                        GENELABS TECHNOLOGIES, INC.
           (Exact Name of Registrant as Specified in its Charter)


          0-19222                                    94-3010150
  (Commission File Number)                  (IRS Employer Identification No.)


                505 Penobscot Drive
              Redwood City, California                                 94063
      (Address of Principal Executive Offices)                       (Zip Code)


                               (650) 369-9500
            (Registrant's Telephone Number, including Area Code)



Item 5.  Other Events

         On September 19, 2002, Genelabs Technologies, Inc. ("Genelabs") issued a press release announcing it has signed an agreement with Patheon Inc. for the commercial supply of Prestara(TM), Genelabs' drug candidate for systemic lupus erythematosus.


Item 7.  Exhibits

       EXHIBIT NO.         DESCRIPTION

          99.1             Press Release dated September 19, 2002.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  September 19, 2002

                                               GENELABS TECHNOLOGIES, INC.


                                               By:  /s/ Heather Criss Keller
                                                    --------------------------
                                               Name:  Heather Criss Keller
                                               Title: Vice President, General
                                                      Counsel




                               EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION

        99.1          Press Release dated September 19, 2002.